Exhibit 3

                      STATE OF DELAWARE


                OFFICE OF SECRETARY OF STATE



     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND
CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF VALMONT
INDUSTRIES, INC. FILED IN THIS OFFICE ON THE SECOND DAY OF
AUGUST, A.D. 1974, AT 10 O'CLOCK A.M.














                                    Michael Harkins, Secretary of State

                                    AUTHENTICATION: |2631674

                                         DATE:  04/25/1990


                                                                  1





























                  ARTICLES OF INCORPORATION

                             OF

                  VALMONT INDUSTRIES, INC.



     The undersigned, a natural person of the age of 21 years or more, acting as an incorporator of a corporation under the General Corporation Law of the State of Delaware, adopts the following Articles of Incorporation for such corporation:

                          ARTICLE I

                            NAME
                            ----

     The name of the corporation is Valmont Industries, Inc.

                         ARTICLE II

                          DURATION
                          ---------

     The period of the corporation's duration is perpetual.

                         ARTICLE III

                          PURPOSES
                          ---------

     The purposes for which this corporation is organized are:

          (a)  To purchase, own, hold, sell, manage,
manufacture, produce, process, distribute, equip, install, service, import, export, and otherwise deal in personal property of whatsoever nature and kind, including but not limited to: farm equipment and machinery, irrigation systems and equipment, light poles, steel pipe, mechanical tubing, tapered tubes and tubular products.

          (b) To purchase, lease, acquire, hold, use, own, improve, develop, rent, sell, mortgage, pledge, convey, dispose of and exchange in any manner deemed expedient, real and personal property, either or both, including equipment and machinery of all types, or any rights, interests or estates therein, as a part of the principal of the business of the corporation, or in connection with the transaction of the business of the corporation or incidental, necessary, convenient or useful thereto.

                                                                  2











          (c) To make, develop, import, compound, purchase, or otherwise act, deal in and deal with, use, sell, exchange, export or otherwise dispose of protective coatings and linings of every kind and character and to perform contracting and engineering work and service incidental to the conduct of such business.

          (d) To purchase or otherwise acquire letters patent, concessions, licenses, inventions, rights, and privileges subject to royalty or otherwise and either exclusive, nonexclusive or limited; or any part in any such letters patent, concessions, licenses, inventions, rights, and privileges either in the United States or in any other part of the world. To sell, lease, or grant any patent rights, concessions, licenses, inventions, rights or privileges belonging to the company or which it may acquire or any interest in the same.

          (e) To register any patent or patents for any invention or inventions or obtain exclusive or other privileges in respect of the same, in any part of the world, and to apply for, exercise, use or otherwise deal with any patent rights, concessions, mono-policies or other rights or privileges within the United States or in any other part of the world.

          (f) To purchase, acquire, apply for, secure, hold, or own any and all copyrights, trademarks, trade names, and distinctive marks; and to license, lease, or otherwise authorize the use thereof by other persons, firms, or corporations.

          (g)  To acquire by purchase, subscription,
contract or otherwise, and to hold, own, vote, sell, exchange, mortgage, pledge or otherwise dispose of, or turn to account or realize upon and generally deal in and with, the stocks and securities of this corporation or any other corporation or any political or corporate entity, including, but not by way of limitation, securities issued by any government, state, county, municipality, school district, drainage district or any division or subdivision thereof, and to do all things permitted by law for the preservation, protection, improvement or enhancement of the value of such stocks and securities or other obligations, including the right to vote thereon.

          (h) To endorse or guarantee the payment of the principal and interest or dividends upon stocks, bonds, obligations or other securities or evidences of indebtedness, and to guarantee the performance of contracts or other undertakings of any corporation, association, syndicate, individual or others or of any country, nation or governmental or political authority in which this corporation may be or become interested.


                                                                 3









          (i) To lend money and extend credit, with or without security, to any corporation, association, syndicate, partnership, joint venture, individual or others.

          (j) To cause to be formed, merged or reorganized or liquidated, and to promote, take charge of, manage and aid in any way permitted by law the formation, merger, liquidation or reorganization of any corporation, joint venture, combination, entity or association, domestic or foreign.

          (k)  To purchase, lease, hire or otherwise
acquire, hold, own, construct, erect, improve, manage and operate, and to aid and subscribe toward the acquisition, construction or improvement of plants, mills, factories, works, buildings, machinery, equipment, and facilities, and any other property or appliances which may appertain to or be useful in the conduct of the business of the corporation.

          (l) To purchase or otherwise acquire or hold any part of the good will, rights, property, and business of any person, firm, association or corporation heretofore or hereafter engaged in any business similar to the business which the corporation has the power to conduct and to hold, utilize, enjoy and in any manner dispose of the whole or any part of the rights, property and business so acquired, and to assume in connection therewith any liabilities of any such person, firm, association or corporation.

          (m) To issue shares of its stock of any class in the manner permitted by law and to borrow or raise money for any of the purposes of the corporation, and to issue bonds, debentures, notes or other obligations of any nature and in any manner permitted by law, for money so borrowed or in payment for property purchased or for any other lawful purposes, and to secure the payment thereof and of the interest thereon by mortgage upon or pledge or conveyance or assignment in trust of the whole or any part of the property of this corporation, real or personal, including contract rights, whether at the time owned or thereafter acquired; and to sell, pledge, discount, or otherwise dispose of such stock, bonds, notes or other obligations of the corporation for any of its corporate purposes.

          (n) To engage in any commercial, industrial, agricultural or other type of enterprise calculated or designed to be profitable for this corporation and in conformity with the laws of the State of Delaware.


                                                                 4















          (o) To do everything necessary, proper, advisable and convenient for the accomplishment of the purposes hereinabove set forth and to do all other things incidental thereto or connected therewith which are not forbidden by the laws of the State of Delaware, or by these Articles of Incorporation.

          (p) To carry out all or any part of the aforesaid purposes and to conduct its business in all or any of its branches, and to maintain offices and agencies in any or all states, territories, districts, colonies, possessions or dependencies of the United States of America and in foreign countries.

     It is the intention that the objects and purposes specified in the foregoing clauses of this Article shall not be in any wise limited or restricted by reference to or inference from the terms of any other clause of this or any other Articles in these Articles of Incorporation, but that the objects and purposes specified in each of the clauses of this Article shall be regarded as independent objects and purposes. It is also the intention that said clauses be constructed both as purposes and powers; and generally, that the corporation shall be authorized to exercise and enjoy all other powers, rights, and privileges granted to or conferred upon a corporation of this character by the laws of the State of Delaware, and the enumeration of certain powers as herein specified is not intended as exclusive of or as waiver of any of the powers, rights or privileges granted or conferred by the laws of said State, now or hereinafter in force.

                         ARTICLE IV

                      AUTHORIZED SHARES
                     ------------------

     The capital stock of said corporation shall be Six
Million Dollars ($6,000,000.00) divided into five million
(5,000,000) shares of common stock of a par value of One
Dollar ($1.00) per share and one million (1,000,000) shares of series preferred stock of a par value of One Dollar
($1.00) per share (hereinafter called the "series preferred stock").

     The designations, preferences and relative participating optional or other special rights and qualifications, limitations, restrictions, voting powers and privileges of each class of the corporation's capital stock shall be as follows:

  I.  SERIES PREFERRED STOCK

      1. The series preferred stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the Board of Directors as hereinafter provided:

                                                                 5







          (a) The Board of Directors is hereby expressly authorized by resolution or resolutions from time to time adopted providing for the issuance of series preferred stock to the extent not fixed by the provisions hereinafter set forth or otherwise provided by law, to determine that any series of the series preferred stock shall be without voting powers and to fix and state the voting powers full or limited, if any, the designations, powers, preferences, and relative participating optional or other special rights, if any, of the shares of each series of series preferred stock and the qualifications, limitations and restrictions thereof including (but without limiting the generality of the foregoing) any of the following with respect to which the Board of Directors shall determine to make affirmative provisions:

              i) The number of shares to constitute such series and the distinctive name and serial designation thereof;

             ii) The annual dividend rate or rates and the date on which the first dividend on shares of such series shall be payable and all subsequent dividend payment dates;

            iii) Whether dividends are to be cumulative or noncumulative, the participating or other special rights, if any, with respect to the payment of dividends and the date from which dividends on all shares of such series issued prior to the record date for the first dividend shall be cumulative;

             iv) Whether any series shall be subject to redemption and, if so, the manner of redemption and the redemption price or prices for such series which may consist of a redemption price or scale of redemption prices applicable only to redemption for a sinking fund (which term as used in this clause shall include any fund or provision for the periodic purchase or retirement of shares), and a different redemption price or scale of redemption prices applicable to any other redemption;

            v) The amount or amounts of preferential or other payment to which any series is entitled over any other series or class or over the common stock on voluntary or involuntary liquidation, dissolution or winding up;

             vi) Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking funds, and if so, whether such purchase, retirement or sinking funds shall be cumulative or noncumulative, the extent to and the manner in which such funds shall be applied to the purchase or redemption of the shares of such series, for retirement or for other corporate purposes, and the terms and provisions relative to the operation thereof and the extent to which the charges therefor are to have priority over the payment of dividends on any other series or class or the common stock;

                                                                 6








            vii) The terms, if any, upon which shares of such series shall be convertible into or exchangeable for or shall have rights to purchase or other privileges to acquire shares of stock of any other class or classes or of any other series of the same or any other class or classes including the price or prices or the rate or rates of conversion, exchange, purchase or acquisition and the terms of adjustment, if any;

            viii) The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on and upon the purchase, redemption or other acquisition of the common stock or any other series or class or classes of stock of the corporation ranking junior to the shares of such series either as to dividends or upon liquidation;

             ix) The conditions or restrictions, if any, upon the creation of indebtedness of the corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class, ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation.

      2. Each share of each series of series preferred stock shall have the same relative rights and be identical in all respects with all the other shares of the same series, except that shares of any one series issued at different times may differ as to the dates, if any, from which dividends thereon shall be cumulative. Except as otherwise specified in this Article Fourth any series may differ from any other series with respect to any one or more of the voting powers, designations, powers, preferences and relative, participating, optional and other special rights, if any, and the qualifications, limitations and restrictions thereof. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of series preferred stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

      3. Before any dividends on any other series or class or classes of stock of the corporation ranking junior to any series of the series preferred stock (other than dividends payable in shares of any series or class or classes of stock of the corporation ranking junior to such series of the series preferred stock) shall be declared or paid or set apart for payment, the holders of shares of such senior series of series preferred stock shall be entitled to such cash dividends, but only when and as declared by the Board of Directors out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, payable on such dates as may be fixed in such resolution or resolutions. Such dividends shall be cumulative only if and to the extent set forth in such resolution or resolutions.

                                                                 7




      4. In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the corporation shall be made to or set apart for the holders of shares of any class or classes of stock of the corporation ranking junior to the series preferred stock, the holders of the shares of each series of the series preferred stock shall be entitled to receive payment of the amount per share fixed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the shares of such series, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders. If, upon any liquidation, dissolution or winding up of the corporation, the assets of the corporation, or proceeds thereof, distributable among the holders of the shares of the series preferred stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full unless otherwise expressly provided in the resolution or resolutions establishing any such series. For the purposes of this paragraph, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the corporation or a consolidation or merger of the corporation with one or more corporations shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.

      5. The term "junior stock", as used in relation to the series preferred stock, shall mean the common stock and any other class or series of stock of the corporation hereafter authorized which by its term shall rank junior to the series preferred stock as to dividends and as to the distribution of assets on liquidation.

      6. Before the corporation shall issue any shares of series preferred stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the Board of Directors of the corporation pursuant to the foregoing authority vested in said Board shall be made, filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its President or a Vice-President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept on file at the registered office of the corporation in the State of Delaware and in such other place or places as the Board of Directors shall designate.

                                                           8








      7. Shares of any series of series preferred stock which shall be issued and thereafter acquired by the corporation through purchase, redemption, conversion or otherwise, shall return to the status of authorized but unissued series preferred stock of the same series unless otherwise provided in the resolution or resolutions of the Board of Directors. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issue thereof, the number of authorized shares of stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and the filing of a certificate complying with the requirements referred to in subparagraph 6. above. In case the number of shares of any such series of series preferred stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued series preferred stock, undesignated as to series.

 II.  COMMON STOCK

      1. Except as otherwise required by law and the provisions of this certificate of incorporation and except as provided by the resolution or resolutions of the Board of Directors creating or amending any series of the series preferred stock, the holders of the common stock of the corporation shall possess full voting power for the election of directors and for all other purposes and each holder thereof shall be entitled to one vote for each share held by such holder.

      2. Subject to all of the rights of the series preferred stock or any series thereof, the holders of the common stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

      3. Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, and after the holders of the series preferred stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of the common stock in accordance with their respective rights and interest, to the exclusion of the holders of the series preferred stock.

                          ARTICLE V

   INITIAL REGISTERED OFFICE AND INITIAL REGISTERED AGENT
   -------------------------------------------------------

     The street address of the initial registered office of the corporation is 100 West 10th Street, Wilmington, County of New Castle, Delaware 19801. The name of its initial registered agent at such address is The Corporation Trust Company.

                                                           9


                         ARTICLE VI

                        INCORPORATOR
                        -------------

     The name and address of the incorporate is:

          Robert V. Dwyer, Jr.               1601 Woodmen Tower
                                             Omaha, Nebraska 68102



                         ARTICLE VII

                           POWERS
                           -------

     The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers conferred by the statutes of the State of Delaware.

          (a) The number of directors of the corporation shall be fixed from time to time by, or in the manner provided in, the By-Laws.

          (b) The Board of Directors shall have power from time to time to fix and to determine and vary the amount of the working capital of the corporation and to direct and determine the use and disposition of any surplus or net profits over and above the capital as determined pursuant to, and subject to, the provisions of the General Corporation Law of Delaware; and in its discretion the Board of Directors may use and apply any such surplus or accumulated profits in purchasing or acquiring bonds, debentures, notes, or other obligations or securities of the corporation or shares of its own stock of any class so far as may be permitted by law, to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, but any such bonds, debentures, notes, obligations, securities or stock so purchased or acquired (together with any stock or securities acquired in satisfaction of a debt or otherwise), may be resold.
Nothing herein contained, however, shall be held to limit the general power of the corporation to apply any other funds or assets to the purchase or acquisition or retirement of its stock, bonds, debentures, notes or other obligations or securities.
          (c)  The Board of Directors, subject to the
applicable provisions of the General Corporation Law of Delaware, may from time to time determine whether and to what extent, and at what times and places and under what conditions and regulations the accounts and books of the corporation or any of them shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account, book or document of the corporation, except as conferred by law or as authorized by the Board of Directors or by resolution of the stockholders.


                                                                 10

          (d) The books of the corporation may be kept within or without the State of Delaware at such place or places as may be designated from time to time by the Board of Directors. Elections of directors need not be by written ballot unless the By-Laws of the corporation shall so provide.

          (e) The Board of Directors may authorized and cause to be executed mortgages, deeds of trust, pledges and liens upon the real and personal property of the corporation, without limitation as to amount or otherwise.

          (f) The Board of Directors may make, alter or repeal the By-Laws of the corporation except as otherwise provided therein.

          (g) The Board of Directors may determine, from time to time, the amount of compensation which shall be paid to its members. The Board shall also have power, in its discretion, to provide for and to pay directors rendering unusual or exceptional services to the corporation special compensation appropriate to the value of such services as determined by the Board of Directors from time to time.

          (h) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon it, the Board of Directors is hereby empowered to exercise all such powers and to do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate of incorporation and of any By-Laws from time to time made by the stockholders; provided, however, that no By-Laws so made shall invalidate any prior act of the Board of Directors which would have been valid if such By-Laws had not been made.

                        ARTICLE VIII

                  COMPROMISE OR ARRANGEMENT
                 --------------------------

     Whenever a compromise or arrangement is proposed between the corporation and its creditors or any class of them and/or between the corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the corporation under the provisions of Section 291 of Title 8 of the Delaware Code or

                                                                 11















on the application of trustees in dissolution or of any receiver or receivers appointed for the corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or the stockholders or class of stockholders of the corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the corporation, as the case may be, and also on the corporation.

                         ARTICLE IX

                       INDEMNIFICATION
                      -----------------

     The corporation shall, to the extent required, and may, to the extent permitted, by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify and reimburse all persons whom it may indemnify and reimburse pursuant thereto. Notwithstanding the foregoing, the indemnification provided for in this Article IX shall not be deemed exclusive of any other rights to which those entitled to receive indemnification or reimbursement hereunder may be entitled under any By-Law of this corporation, agreement, vote or consent of stockholders or disinterested directors or otherwise.

                          ARTICLE X

                          AMENDMENT
                         -----------

     The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                         ARTICLE XI

                 INITIAL BOARD OF DIRECTORS
                ----------------------------

     The name and mailing address(es) of the persons who are to serve as directors until the first annual meeting of stockholders, or until their successors are elected and qualify, are as follows:

                                                                 12









          Robert B. Daugherty           400 North Elmwood Road
                                        Omaha, Nebraska 68132

          Melvin A. Bannister           406 Shorewood Drive
                                        Waterloo, Nebraska 68069

          Paul Lienemann                8801 Capitol Avenue
                                        Omaha, Nebraska 68114

          Delmer L. Toebben             7520 Oakwood
                                        Ralston, Nebraska 68051

          Robert A. Wahl, Jr.           2940 South 101st Street
                                        Omaha, Nebraska 68124





                                  ROBERT V. DWYER, JR., INCORPORATOR



STATE OF NEBRASKA )
                     SS
COUNTY OF DOUGLAS )

     Before me, the undersigned a Notary Public, in and for the County and State aforesaid, personally came Robert V. Dwyer, Jr., party to the foregoing Articles of Incorporation, known to me personally to be such and he acknowledged that he executed the foregoing Articles of Incorporation and that the execution of the same was his voluntary act and deed and that the facts stated therein are true to the best of his knowledge and belief.

          DATED July 19, 1974.


                                           Virginia A. Bell
                                           Notary Public



                      STATE OF DELAWARE


                OFFICE OF SECRETARY OF STATE



     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND
CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF VALMONT
INDUSTRIES, INC. FILED IN THIS OFFICE ON THE FIFTH DAY OF
JUNE, A.D. 1975, AT 9 O'CLOCK A.M.






                                                                 13



                                    Michael Harkins, Secretary of State

                                    AUTHENTICATION:  |2631677

                                         DATE:  04/25/1990


                  CERTIFICATE OF AMENDMENT
                           of the
                  ARTICLES OF INCORPORATION
                             of
                  VALMONT INDUSTRIES, INC.
                   A Delaware Corporation


     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Valmont Industries, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies:

     FIRST: The Directors of the Corporation on March 21, 1975, declared it advisable that the company amend its Articles of Incorporation in the manner set forth below and directed that the consideration of the amendment be considered by the stockholders at the next annual meeting of the stockholders scheduled for April 25, 1975. Such meeting of stockholders was held on April 25, 1975, at Valley, Nebraska, pursuant to notice given in accordance with
Section 222 of the General Corporation Law of the State of Delaware, which notice set forth the amendment in a brief summary form. At the meeting of stockholders, a majority of the outstanding stock entitled to vote on the amendment voted in favor thereof and a majority of the outstanding stock of each class entitled to vote upon the amendment voted in favor thereof.

     The following amendment has been duly adopted by the stockholders of the corporation pursuant to the section set out above:

                         ARTICLE IV

                      AUTHORIZED SHARES
                     -------------------

     The capital stock of said corporation shall be Three
Million Five Hundred Thousand Dollars ($3,500,000.00) divided into three million (3,000,000) shares of common stock of a par value of One Dollar ($1.00) per share, and five hundred thousand (500,000) shares of series preferred stock of a par value of One Dollar ($1.00) per share
(hereinafter called the "series preferred stock").

     The designations, preferences and relative
participating optional or other special rights and
qualifications, limitations, restrictions, voting powers and privileges of each class of the corporation's capital stock
shall be as follows:
                                                          14





  I.  SERIES PREFERRED STOCK

      1. The series preferred stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the Board of Directors as hereinafter provided:

          (a) The Board of Directors is hereby expressly authorized by resolution or resolutions from time to time adopted providing for the issuance of series preferred stock to the extent not fixed by the provisions hereinafer set forth or otherwise provided by law, to determine that any series of the series preferred stock shall be without voting powers and to fix and state the voting powers full or limited, if any, the designations, powers, preferences, and relative participating optional or other special rights, if any, of the shares of each series or series preferred stock and the qualifications, limitations and restrictions thereof including (but without limiting the generality of the foregoing) any of the following with respect to which the Board of Directors shall determine to make affirmative provisions:

               (i)  The number of shares to constitute such
series and the distinctive name and serial designation thereof;

              (ii)  The annual dividend rate or rates and
the date on which the first dividend on shares of such series shall be payable and all subsequent dividend payment dates;

             (iii) Whether dividends are to be cumulative or noncumulative, the participating or other special rights, if any, with respect to the payment of dividends and the date from which dividends on all shares of such series issued prior to the record date for the first dividend shall be cumulative;

              (iv)  Whether any series shall be subject to
redemption and, if so, the manner of redemption and the redemption price or prices for such series which may consist of a redemption price or scale of redemption prices applicable only to redemption for a sinking fund (which term as used in this clause shall include any fund or provision for the periodic purchase or retirement of shares), and a different redemption price or scale of redemption prices applicable to any other redemption;

               (v) The amount or amounts of preferential or other payment to which any series is entitled over any other series or class or over the common stock on voluntary or involuntary liquidation, dissolution or winding up;

              (vi) Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking funds, and if so, whether such purchase, retirement or sinking funds shall be cumulative or noncumulative, the extent to and the manner in which such funds shall be applied to the purchase or redemption of the shares of such series, for retirement or for other corporate purposes, and the terms and provisions relative to the operation thereof and the extent to which the charges therefor are to have priority over the repayment of dividends on any other series or class or the common stock;

             (vii) The terms, if any, upon which shares of such series shall be convertible into or exchangeable for or shall have rights to purchase or other privileges to acquire shares of stock of any other class or classes or of any other series of the same or any other class or classes including the price or prices or the rate or rates of conversion, exchange, purchase or acquisition and the terms of adjustment, if any;
            (viii)  The limitations and restrictions, if
any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on and upon the purchase, redemption or other acquisition of the common stock or any other series or class or classes of stock of the corporation ranking junior to the shares of such series either as to dividends or upon liquidation;

              (ix) The conditions or restrictions, if any, upon the creation of indebtedness of the corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class, ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation.

      2. Each share of each series of series preferred stock shall have the same relative rights and be identical in all respects with all the other shares of the same series, except that shares of any one series issued at different times may differ as to the dates, if any, from which dividends thereon shall be cumulative. Except as otherwise specified in this ARTICLE IV, any series may differ from any other series with respect to any one or more of the voting powers, designations, powers, preferences and relative, participating, optional and other special rights, if any, and the qualifications, limitations and restrictions thereof. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of series preferred stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

      3. Before any dividends on any other series or class or classes of stock of the corporation ranking junior to any series of the series preferred stock (other than dividends payable in shares of any series or class or classes of stock of the corporation ranking junior to such series of the series preferred stock) shall be declared or paid or set apart for payment, the holders of shares of such senior series of series preferred stock shall be entitled to such cash dividends, but only when and as declared by the Board of Directors out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, payable on such dates as may be fixed in such resolution or resolutions. Such dividends shall be cumulative only if and to the extent set forth in such resolution or resolutions.

      4. In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the corporation shall be made to or set apart for the holders of shares of any class or classes of stock of the corporation ranking junior to the series preferred stock, the holders of the shares of each series of the series preferred stock shall be entitled to receive payment of the amount per share fixed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the shares of such series, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders. If, upon any liquidation, dissolution or winding up of the corporation, the assets of the corporation, or proceeds thereof, distributable among the holders of the shares of series preferred stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full unless otherwise expressly provided in the resolution or resolutions establishing any such series. For the purposes of this paragraph, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the corporation or a consolidation or merger of the corporation with one or more corporations shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.

      5. The term "junior stock", as used in relation to the series preferred stock, shall mean the common stock and any other class or series of stock of the corporation hereafter authorized which by its term shall rank junior to the series preferred stock as to dividends and as to the distribution of assets on liquidation.

      6. Before the corporation shall issue any shares of series preferred stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the Board of Directors of the corporation pursuant to the foregoing authority vested in said Board shall be made, filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its President or a Vice President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept on file at the registered office of the corporation in the State of Delaware and in such other place or places as the Board of Directors shall designate.

      7. Shares of any series of series preferred stock which shall be issued and thereafter acquired by the corporation through purchase, redemption, conversion or otherwise, shall return to the status of authorized but unissued series preferred stock of the same series unless otherwise provided in the resolution or resolutions of the Board of Directors. Unless otherwise provided in the resolution or resolutions of the Board of Directors. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issue thereof, the number of authorized shares of stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and the filing of a certificate complying with the requirements referred to in subparagraph 6 above. In case the number of shares of any such series of series preferred stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued series preferred stock, undesignated as to series.

 II.  COMMON STOCK

      1. Except as otherwise required by law and the provisions of this certificate of incorporation and except as provided by the resolution or resolutions of the Board of Directors creating or amending any series of the series preferred stock, the holders of the common stock of the corporation shall possess full voting power for the election of directors and for all other purposes and each holder thereof shall be entitled to one vote for each share held by such holder.

      2. Subject to all of the rights of the series preferred stock or any series thereof, the holders of the common stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

      3. Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, and after the holders of the series preferred stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of the common stock in accordance with their respective rights and interest, to the exclusion of the holders of the series preferred stock.



                                   Robert B. Daugherty, President



                                   Paul Lienemann, Secretary

STATE OF NEBRASKA)
                    ss
COUNTY OF DOUGLAS)

     Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally came Robert B. Daugherty and Paul Lienemann, the parties designated above as President and Secretary of Valmont Industries, Inc., and personally known to me to be such, and they acknowledge that they executed the foregoing Certificate of Amendment to the Articles of Incorporation and that the execution of the same was their voluntary act and deed and the facts stated therein are true to the best of their knowledge and belief.

     Dated this 7th day of May, 1975.

                                             Virginia A.Bell
                                             Notary Public

                      STATE OF DELAWARE


                OFFICE OF SECRETARY OF STATE



     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND
CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF VALMONT
INDUSTRIES, INC. FILED IN THIS OFFICE ON THE TWENTY-FIFTH
DAY OF SEPTEMBER, A.D. 1981, AT 10 O'CLOCK A.M.

                                    Michael Harkins, Secretary of State

                                    AUTHENTICATION:  |2631680

                                         DATE:   04/25/1990

                  CERTIFICATE OF AMENDMENT
               TO CERTIFICATE OF INCORPORATION
                             OF
                  VALMONT INDUSTRIES, INC.



     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Valmont Industries, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify:

     FIRST:  The Certificate of Incorporation for Valmont
Industries, Inc. has been filed in the office of the Delaware Secretary of State.

     SECOND: At a special meeting of the stockholders of the company, held on September 23, 1981, an amendment to
Article IV of the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation law; the amendment so adopted is set forth on Exhibit A attached hereto and by this reference made a part hereof.

     IN WITNESS WHEREOF, said Valmont Industries, Inc., a
Delaware corporation, has caused this Certificate to be signed by its Chairman and its Secretary this 23rd day of September, 1981.


                                  Valmont Industries, Inc.
                                    A Delaware Corporation




                                  By
                                     Robert B. Daugherty, Chairman




Attest:





J. Lee Salmans, Secretary

                          Exhibit A

                         ARTICLE IV

                      AUTHORIZED SHARES
                     -------------------

     The capital stock of said corporation shall be six million five hundred thousand dollars ($6,500,000) divided into six million (6,000,000) shares of common stock of a par value of one dollar ($1.00) per share, and five hundred thousand (500,000) shares of series preferred stock of a par value of one dollar ($1.00) per share (hereinafter called the "series preferred stock").

     The designations, preferences and relative participating optional or other special rights and qualifications, limitations, restrictions, voting powers and privileges of each class of the corporation's capital stock shall be as follows:

  I.  SERIES PREFERRED STOCK

      1. The series preferred stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the Board of Directors as hereinafter provided:

          (a) The Board of Directors is hereby expressly authorized by resolution or resolutions from time to time adopted providing for the issuance of series preferred stock to the extent not fixed by the provisions hereinafter set forth or otherwise provided by law, to determine that any series of the series preferred stock shall be without voting powers and to fix and state the voting powers full or limited, if any, the designations, powers, preferences and relative participating optional or other special rights, if any, of the shares of each series or series preferred stock and the qualifications, limitations and restrictions thereof including (but without limiting the generality of the foregoing) any of the following with respect to which the Board of Directors shall determine to make affirmative provisions:

               (i)  The number of shares to constitute such
series and the distinctive name and serial designation thereof;

              (ii)  The annual dividend rate or rates and
the date on which the first dividend on shares of such series shall be payable and all subsequent dividend payment dates;

             (iii) Whether dividends are to be cumulative or non-cumulative, the participating or other special rights, if any, with respect to the payment of dividends and the date from which dividends on all shares of such series issued prior to the record date for the first dividend shall be cumulative;

              (iv)  Whether any series shall be subject to
redemption and, if so, the manner of redemption and the redemption price or prices for such series which may consist of a redemption price or scale of redemption prices applicable only to redemption for a sinking fund (which term as used in this clause shall include any fund or provision for the periodic purchase or retirement of shares), and a different redemption price or scale of redemption prices applicable to any other redemption;

               (v) The amount or amounts of preferential or other payment to which any series is entitled over any other series or class or over the common stock on voluntary or involuntary liquidation, dissolution or winding up;

              (vi) Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking funds, and if so, whether such purchase, retirement or sinking funds shall be cumulative or non-cumulative, the extent to and the manner in which such funds shall be applied to the purchase or redemption of the shares of such series, for retirement or for other corporate purposes, and the terms and provisions relative to the operation thereof and the extent to which the charges therefor are to have priority over the payment of dividends on any other series or class or the common stock;

             (vii) The terms, if any, upon which shares of such series shall be convertible into or exchangeable for or shall have rights to purchase or other privileges to acquire shares of stock of any other class or classes or of any other series of the same or any other class or classes including the price or prices or the rate or rates of conversion, exchange, purchase or acquisition and the terms of adjustment, if any;

            (viii)  The limitations and restrictions, if
any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on and upon the purchase, redemption or other acquisition of the common stock or any other series or class or classes of stock of the corporation ranking junior to the shares of such series either as to dividends or upon liquidation;

              (ix) The conditions or restrictions, if any, upon the creation of indebtedness of the corporation or upon the issue of any additional stock, including additional shares of such series or of any other series or of any other class, ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation.

      2. Each share of each series of series preferred stock shall have the same relative rights and be identical in all respects with all the other shares of the same series, except that shares of any one series issued at different times may differ as to the dates, if any, from which dividends thereon shall be cumulative. Except as otherwise specified in this ARTICLE IV, any series may differ from any other series with respect to any one or more of the voting powers, designations, powers, preferences and relative, participating, optional and other special rights, if any, and the qualifications, limitations and restrictions thereof. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of series preferred stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

      3. Before any dividends on any other series or class or classes of stock of the corporation ranking junior to any series of the series preferred stock (other than dividends payable in shares of any series or class or classes of stock of the corporation ranking junior to such series of the series preferred stock) shall be declared or paid or set apart for payment, the holders of shares of such senior series of series preferred stock shall be entitled to such cash dividends, but only when and as therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, payable on such dates as may be fixed in such resolution or resolutions. Such dividends shall be cumulative only if and to the extent set forth in such resolution or resolutions.

      4.  In the event of any liquidation, dissolution or
winding up of the corporation, whether voluntary or
involuntary, before any payment or distribution of the
assets of the corporation shall be made to or set apart for
the holders of shares of any class or classes of stock of
the corporation ranking junior to the series preferred
stock, the holders of the shares of each series of the
series preferred stock shall be entitled to receive payment
of the amount per share fixed in the resolution or
resolutions adopted by the Board of Directors providing for
the issuance of the shares of such series, plus an amount
equal to all dividends, accrued thereon to the date of final distribution to such holders.  If, upon any liquidation,
dissolution or winding up of the corporation, the assets of
the corporation, or proceeds thereof, distributable among
the holders of the shares of series preferred stock shall be insufficient to pay in full the preferential amount
aforesaid, then such assets, or the proceeds thereof, shall
be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full unless
otherwise expressly provided in the resolution or
resolutions establishing any such series.  For the purposes
of this paragraph, the sale, conveyance, exchange or
transfer (for cash, shares of stock, securities or other
consideration) of all or substantially all of the property
or assets of the corporation or a consolidation or merger of the corporation with one or more corporations shall not be
deemed to be a dissolution, liquidation or winding up,
voluntary or involuntary.
                                                                 23

      5. The term "junior stock", as used in relation to the series preferred stock, shall mean the common stock and any other class or series of stock of the corporation hereinafter authorized which by its term shall rank junior to the series preferred stock as to dividends and as to the distribution of assets on liquidation.

      6. Before the corporation shall issue any shares of series preferred stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the Board of Directors of the corporation pursuant to the foregoing authority vested in said Board shall be made, filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its President or Vice President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept on file at the registered office of the corporation in the State of Delaware and in such other place or places as the Board of Directors shall designate.

      7. Shares of any series of series preferred stock which shall be issued and thereafter acquired by the corporation through purchase, redemption, conversion or otherwise, shall return to the status of authorized but unissued series preferred stock of the same series unless otherwise provided in the resolution or resolutions of the Board of Directors. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issue thereof, the number of authorized shares of stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and the filing of a certificate complying with the requirements referred to in subparagraph 6 above. In case the number of shares of any such series of series preferred stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued series preferred stock, undesignated as to series.

 II.  COMMON STOCK

      1. Except as otherwise required by law and the provisions of this Certificate of Incorporation and except as provided by the resolution or resolutions of the Board of Directors creating or amending any series of the series preferred stock, the holders of the common stock of the corporation shall possess full voting power for the election of directors and for all other purposes and each holder thereof shall be entitled to one vote for each share held by such holder.

      2.  Subject to all of the rights of the series
preferred stock or any series thereof, the holders of the
common stock shall be entitled to receive, when, as and if
declared by the Board of Directors, out of funds legally
available therefor, dividends payable in cash, stock or
otherwise.                                               24

      3. Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, and after the holders of the series preferred stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of the common stock in accordance with their respective rights and interest, to the exclusion of the holders of the series preferred stock.

                      STATE OF DELAWARE


                OFFICE OF SECRETARY OF STATE



     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ABOVE AND FOREGOING IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE OF THE COMPANIES REPRESENTED BY "THE CORPORATION TRUST COMPANY", AS IT APPLIES TO "VALMONT INDUSTRIES, INC.." AS RECEIVED AND FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF JULY, A.D. 1984, AT 4:30 O'CLOCK P.M.
















                                    Michael Harkins, Secretary of State

                                    AUTHENTICATION:  2631684

                                         DATE:  04/25/1990

                      STATE OF DELAWARE


                OFFICE OF SECRETARY OF STATE



     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND
CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF VALMONT
INDUSTRIES, INC. FILED IN THIS OFFICE ON THE SIXTH DAY OF
MAY, A.D. 1987, AT 10 O'CLOCK A.M.

                                    Michael Harkins, Secretary of State

                                    AUTHENTICATION:  |2631685

                                         DATE:  04/25/1990


                  CERTIFICATE OF AMENDMENT

                             OF

                CERTIFICATE OF INCORPORATION

                             OF

                  VALMONT INDUSTRIES, INC.
             -----------------------------------

     VALMONT INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That at a meeting of the Board of Directors of VALMONT INDUSTRIES, INC., a resolution was duly adopted setting forth a proposed Amendment to the Certificate of Incorporation of said Corporation declaring said Amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

     "RESOLVED, that ARTICLE IX of the Certificate of Incorporation entitled "Indemnification" be amended in its entirety to read as set forth on Exhibit A attached hereto;

     "FURTHER RESOLVED, that the Board of Directors declares the advisability of adopting the foregoing Amendment to the Corporation's Certificate of Incorporation and directs that the Amendment be submitted to stockholders at the next annual meeting."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the shareholders of said Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on April 27, 1987, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

     THIRD: That said Amendment was adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said VALMONT INDUSTRIES, INC. has caused this Certificate to be signed by WILLIAM F. WELSH, II, its President, and attested by THOMAS P. EGAN, JR., its
Secretary, this 27th day of April, 1987.

ATTEST:                                VALMONT INDUSTRIES, INC.

THOMAS P. EGAN, JR.                    WILLIAM F. WELSH, II,
      Secretary                              President


                          EXHIBIT A
                          -----------

                         ARTICLE IX
                         -----------

                       INDEMNIFICATION
                      -----------------


     The Corporation shall, to the extent required, and may, to the extent permitted, by Section 102 and Section 145 of Delaware General Corporation Law as amended from time to time, indemnify and reimburse all persons whom it may indemnify and reimburse pursuant thereto. With respect to acts or omissions occurring on or after April 27, 1987, no director shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

     Notwithstanding the foregoing, the indemnification provided for in this ARTICLE IX shall not be deemed exclusive of any other rights to which those entitled to receive indemnification or reimbursement hereunder may be entitled under any By-Law of this Corporation, agreement, vote or consent of stockholders or disinterested directors or otherwise.

                      STATE OF DELAWARE


                OFFICE OF SECRETARY OF STATE



     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND
CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF VALMONT
INDUSTRIES, INC. FILED IN THIS OFFICE ON THE EIGHTH DAY OF
AUGUST, A.D. 1988, AT 12 O'CLOCK P.M.

                                    Michael Harkins, Secretary of State

                                    AUTHENTICATION: |2631689

                                         DATE:  04/25/1990

                  CERTIFICATE OF AMENDMENT

                             OF

                CERTIFICATE OF INCORPORATION

                             OF

                  VALMONT INDUSTRIES, INC.


     VALMONT INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That a meeting of the Board of Directors of VALMONT INDUSTRIES, INC., a resolution was duly adopted setting forth a proposed Amendment to the Certificate of Incorporation of said Corporation declaring said Amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

          RESOLVED, that it is deemed advisable that the first paragraph of Article IV of the Corporation's
Certificate of Incorporation be amended to read as follows:

          The capital stock of said Corporation shall be Twelve Million Five Hundred Thousand Dollars ($12,500,000) divided into Twelve Million (12,000,000) shares of common stock of a par value of One Dollar ($1.00) per share and Five Hundred Thousand (500,000) shares of series preferred stock of a par value of One Dollar ($1.00) per share
(hereinafter called the "series preferred stock").

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on August 8, 1988, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

     THIRD: That said Amendment was adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware.


     IN WITNESS WHEREOF, said VALMONT INDUSTRIES, INC. has caused this Certificate to be signed by WILLIAM F. WELSH II, its President, and attested by THOMAS P. EGAN, JR., its Secretary, this 8th day of August, 1988.

                                     VALMONT INDUSTRIES, INC.


                                     BY:
                                         WILLIAM F. WELSH II
                                         President

ATTEST:




THOMAS P. EGAN, JR.
Secretary


                      STATE OF DELAWARE


                OFFICE OF SECRETARY OF STATE



     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND
CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF VALMONT
INDUSTRIES, INC. FILED IN THIS OFFICE ON THE TWENTY-SEVENTH
DAY OF APRIL, A.D. 1990, AT 10 O'CLOCK A.M.



                                    Michael Harkins, Secretary of State

                                    AUTHENTICATION:  |2635769

                                         DATE:  04/27/1990

                  CERTIFICATE OF AMENDMENT

                             OF

                CERTIFICATE OF INCORPORATION

                             OF

                  VALMONT INDUSTRIES, INC.


     VALMONT INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That at a meeting of the Board of Directors of VALMONT INDUSTRIES, INC., a resolution was duly adopted setting forth a proposed Amendment to the Certificate of Incorporation of said Corporation declaring said Amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

     RESOLVED, that it is deemed advisable that the first paragraph of Article IV of the Corporation's Certificate of Incorporation be amended to read as follows:

     The capital stock of said Corporation shall be Thirty
Six Million Five Hundred Thousand Dollars ($36,500,000.00) divided into Thirty Six Million (36,000,000) shares of common stock of a par value of One Dollar ($1.00) per share and Five Hundred Thousand (500,000) shares of series preferred stock of a par value of One Dollar ($1.00) per share (hereinafter called the "series preferred stock").

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on April 23, 1990, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

     THIRD: That said Amendment was adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said VALMONT INDUSTRIES, INC. has caused this Certificate to be signed by WILLIAM F. WELSH II, its President, and attested by THOMAS P. EGAN, JR., its Secretary, this 24th day of April, 1990.


                                    VALMONT INDUSTRIES, INC.



                                    BY:
                                        WILLIAM F. WELSH II
                                        President



ATTEST:





THOMAS P. EGAN, JR.
Secretary

                      STATE OF DELAWARE

              OFFICE OF THE SECRETARY OF STATE



     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "VALMONT INDUSTRIES, INC." FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF APRIL, A.D. 1993, AT 12 O'CLOCK P.M.
     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.




                                  William T. Quillen, Secretary of State


                                  AUTHENTICATION:  *3867752

                                            DATE: 04/21/1993
                  CERTIFICATE OF AMENDMENT



                             OF

                CERTIFICATE OF INCORPORATION

                             OF

                  VALMONT INDUSTRIES, INC.


     VALMONT INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That at a meeting of the Board of Directors of VALMONT INDUSTRIES, INC. a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation declaring said amendment to be advisable and calling for a meeting of the stockholders of said corporation for consideration thereof.
The resolution setting forth the proposed amendment is as follows:

     "RESOLVED, that the Board of Directors declares it advisable that the Company's Certificate of Incorporation be amended by the addition of a new Article XII entitled
"Classified Board of Directors", such new Article XII to read as set forth on Exhibit A attached hereto."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on April 20, 1993, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said VALMONT INDUSTRIES, INC. has caused this Certificate to be signed by WILLIAM F. WELSH II, its President, and attested to by THOMAS P. EGAN, JR., its Secretary, this 20th day of April, 1993.


ATTEST:                             VALMONT INDUSTRIES, INC.




THOMAS P. EGAN, JR.                 WILLIAM F. WELSH II
Secretary                           President
                          EXHIBIT A
                          ----------


            VALMONT CERTIFICATE OF INCORPORATION
           --------------------------------------


                         ARTICLE XII
                        ------------
                CLASSIFIED BOARD OF DIRECTORS
               ------------------------------

     Commencing with the annual election of directors by the stockholders of the corporation in 1993, the directors of the corporation shall be divided into three classes: Class I, Class II and Class III, each such class, as nearly as possible, to have the same number of directors. The term of office of the initial Class I directors shall expire at the annual election of directors by the stockholders of the corporation in 1994, the term of office of the initial Class II directors shall expire at the annual election of directors by the stockholders of the corporation in 1995, and the term of office of the initial Class III directors shall expire at the annual election of directors by the stockholders of the corporation in 1996; and in all cases as to each director until such director's successor shall be elected and shall qualify. At each annual election of the directors by the stockholders of the corporation held after 1993, the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election, or thereafter when their respective successors in each case are elected by the stockholders and qualify.

                    STATE OF DELAWARE

            OFFICE OF THE SECRETARY OF STATE

      I, EDWARD J. FREEL, SECRETARY OF STATE OF DELAWARE, DO
HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "VALMONT INDUSTRIES, INC.", FILED
IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF APRIL, A.D. 1996, AT
1 O'CLOCK P.M. A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.


                                  Edward J. Freel, Secretary of State

                                  AUTHENTICATION:    7922039

                                            DATE:    04-25-96





                  CERTIFICATE OF AMENDMENT


                              OF

                 CERTIFICATE OF INCORPORATION

                              OF

                    VALMONT INDUSTRIES, INC.


     VALMONT INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That a meeting of the Board of Directors of VALMONT INDUSTRIES, INC., the Board of Directors unanimously approved a proposed amendment to the Certificate of Incorporation of said corporation declaring said amendment to be in the best interests of stockholders and calling for a meeting of the stockholders of said corporation for consideration thereof. The proposed amendment approved by the Board of Directors adds the following new Article to the Certificate of Incorporation of said corporation.

                          ARTICLE XIII

           ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

           Any action required or permitted to be taken by the holders of the capital stock of the corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on April 22, 1996, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said VALMONT INDUSTRIES, INC. has caused this Certificate to be signed by MOGENS C. BAY, its President, and attested to by THOMAS P. EGAN, JR., its Secretary, this 22nd day of April, 1996.

                                    VALMONT INDUSTRIES, INC.


                                    By:  /S/MOGENS C. BAY
                                         MOGENS C. BAY
                                         President

ATTEST:  /S/THOMAS P. EGAN, JR.
         THOMAS P. EGAN, JR.
         Secretary







                       STATE OF DELAWARE

            OFFICE OF THE SECRETARY OF STATE

      I, EDWARD J. FREEL, SECRETARY OF STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "VALMONT INDUSTRIES, INC.", FILED
IN THIS OFFICE ON THE TWENTY-NINTH DAY OF APRIL, A.D. 1998, AT
10 O'CLOCK A.M.
      A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                                    /S/EDWARD J. FREEL
                                    Edward J. Freel, Secretary of State
                                    AUTHENTICATION:  |9052676
                                         DATE:  04/29/1998

                  CERTIFICATE OF AMENDMENT

                             OF

                CERTIFICATE OF INCORPORATION

                             OF

                  VALMONT INDUSTRIES, INC.


     VALMONT INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That at a meeting of the Board of Directors of VALMONT INDUSTRIES, INC., the Board of Directors unanimously approved a proposed amendment to the Certificate of Incorporation of said corporation declaring said amendment to be in the best interests of stockholders and calling for a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that it is deemed advisable that the first paragraph of Article IV of the Corporation's Certificate of Incorporation be amended to read as follows:

     The capital stock of said Corporation shall be Seventy-Five
Million Five Hundred Thousand Dollars ($75,500,000.00) divided into Seventy-Five Million (75,000,000) shares of common stock of a par value of One Dollar ($1.00) per share and Five Hundred Thousand (500,000) shares of series preferred stock of a par value of One Dollar ($1.00) per share (hereinafter called the "series preferred stock").

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on April 27, 1998, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware.


     IN WITNESS WHEREOF, said VALMONT INDUSTRIES, INC. has caused this Certificate to be signed by MOGENS C. BAY, its President, and attested by THOMAS P. EGAN, JR., its Secretary, this 27th day of April, 1998.


                                    VALMONT INDUSTRIES, INC.



                                    BY:  /S/MOGENS C. BAY
                                        MOGENS C. BAY
                                        President



ATTEST:




/S/THOMAS P. EGAN, JR.
THOMAS P. EGAN, JR.
Secretary